Exhibit 99.1

Investor Contact:

The Investor Relations Group

Erika Moran/Dian Griesel, Ph.D.

Media Contact: Janet Vasquez

Phone: 212-825-3210

UNIGENE DRAWS DOWN REMAINING $5 MILLION FROM

NON-CONVERTIBLE DEBT FINANCING

BOONTON, N.J. – May 29, 2009 — Unigene Laboratories, Inc. (OTCBB: UGNE, http://www.unigene.com) has drawn down the remaining $5,000,000 under its existing financing agreement with Victory Park Management, LLC. In connection with this closing, 375,000 shares of Unigene common stock were issued to Victory Park. Details of the transaction, which closed on May 22, 2009, can be found in the Form 8-K filed by the Company today.

“We believe that this is an opportune time to draw down the remaining $5,000,000 from Victory Park as we continue to advance our internal programs, including finalizing preparations for our Phase III oral calcitonin clinical trial and negotiations to engage a partner to assume financial responsibility for the program,” commented Dr. Warren P. Levy, President and CEO of Unigene. “We are grateful for the continuing support of our largest stockholder.”

About Unigene

Unigene Laboratories, Inc. is a biopharmaceutical company focusing on the oral and nasal delivery of large-market peptide drugs. Due to the size of the worldwide osteoporosis market, Unigene is targeting its initial efforts on developing calcitonin and PTH-based therapies. Fortical®, Unigene’s nasal calcitonin product for the treatment of postmenopausal osteoporosis, received FDA approval and was launched in 2005. Unigene has licensed the U.S. rights for Fortical to Upsher-Smith Laboratories, worldwide rights for its oral PTH technology to GlaxoSmithKline and worldwide rights for its calcitonin manufacturing technology to Novartis. Unigene’s patented oral delivery technology has successfully delivered, in preclinical and/or clinical trials, various peptides including calcitonin, PTH and insulin. Unigene’s patented manufacturing technology is designed to cost-effectively produce peptides in quantities sufficient to support their worldwide commercialization as oral or nasal therapeutics. For more information about Unigene, call (973) 265-1100 or visit www.unigene.com. For information about Fortical, visit www.fortical.com.

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Such forward-looking statements include those which express plans, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact. We have based these forward-looking statements on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include statements about the following: general economic and business conditions, our financial condition, competition, our dependence on other companies to commercialize, manufacture and sell products using our technologies, the ability of our products to gain market acceptance and increase market share, the uncertainty of results of animal and human testing, the risk of product liability and liability for human trials, our dependence on patents and other proprietary rights, dependence on key management officials, the availability and cost of capital, the availability of qualified personnel, changes in, or the failure to comply with, governmental regulations, the failure to obtain regulatory approvals for our products and other risk factors discussed in our Securities and Exchange Commission filings. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors.